Partner Vendor Frequently Asked Questions (FAQ)

Note: For clarity to the reader, most questions and answers are written to convey a possible future under Siris Capital ownership. Web.com acknowledges an alternative transaction or no transaction could occur. Web.com statements regarding Siris, Siris' potential ownership, and Siris' intentions are based on Web.com's understanding and what has been conveyed to Web.com by Siris.

1.	What was announced today?

•	Today, Web.com announced that it has entered into an agreement to be acquired by an affiliate of Siris Capital Group, LLC (“Siris”).

•	If the transaction is completed, Web.com will be become wholly owned by an affiliate of Siris and will no longer be publicly traded on the NASDAQ exchange.

•	The press release can be found [here (hyperlink)].

2.	What are the terms of the transaction?

•	An affiliate of Siris has agreed to acquire all of the outstanding shares of Web.com for $25.00 per share, representing a total enterprise value of approximately $2 billion.

•	The $25.00 per share price represents a premium of 30% over Web.com’s 90-day volume-weighted average price ended on June 19, 2018.

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Under terms of the merger agreement, Web.com is allowed to solicit alternative acquisition proposals for our company from other potential acquirers during a 46-day "go-shop" period. There is no guarantee that a superior proposal will be received, and the merger agreement provides Siris with a customary right to match a superior proposal. Following the go-shop period, Web.com will hold a special meeting of shareholders where shareholders will have the opportunity to approve the company’s acquisition by Siris.

•	The transaction, which was unanimously approved by the members of Web.com’s board of directors, is not subject to any financing condition.

3.	When will the transaction close?

•	We expect the transaction will close in Q4 2018, subject to receipt of shareholder approval, satisfaction of customary closing conditions, and applicable regulatory and anti-trust approvals.

4.	Who is Siris Capital?

•	Siris is a private equity firm headquartered in New York focused on making control investments in data, telecommunications, technology, and technology-enabled business service companies.

•	Siris was founded in 2011 by Frank Baker, Peter Berger, and Jeff Hendren and currently has $2.4 billion in capital under management.

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We understand that a key component of Siris’ investment approach is its partnership with exceptional senior operating executives, or Executive Partners, who work with Siris to identify, validate, and support execution of investments. Siris’ Executive Partners’ deep domain experience in the technology sector and their significant involvement allows Siris to partner with management to add value both operationally and strategically.

5.	Why is Siris Capital a good partner for Web.com?

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Siris has an established track record of success in consummating similar take-private transactions, including Polycom, Premiere Global Services (PGi), Digital River, Transaction Network Services (TNS), Xura (Mavenir), Airvana, and Tekelec.

•	We understand Siris is collaborative and partnership-oriented. Siris is an investor and does not operate the companies it invests in – it backs and empowers the management of the companies it owns.

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We believe Siris is a “long-term” investor that focuses on driving sustainable, profitable growth and overall business value – it is not focused on short-term quarterly results or a public share price.

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A transition to private ownership with a supportive partner like Siris Capital could allow Web.com to make multi-year, strategic investments for growth and profitability that do not need to take into account short-term public market expectations, fluctuations in public share price, or quarterly GAAP financials. We ultimately expect this to benefit all stakeholders – customers, partners, and employees.

•	Siris’ Executive Partners and deep network of industry executives could add strategic and operational support to enable and accelerate management’s objectives.

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The investment Siris plans to make in Web.com is a clear endorsement of our strategy and a confirmation of the future potential it sees in the company. With Siris’ investment and guidance, we can execute on our strategy and continue this next phase of growth for Web.com.

6.	Why does the transaction make sense for Web.com shareholders?

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After a thorough evaluation process, our board of directors viewed Siris’ proposal as a compelling transaction that will provide shareholders with immediate and substantial cash value, while allowing Web.com to continue delivering substantial value to our customers, partners, and employees.

7.	Why is Siris buying Web.com?

•	Web.com fits into Siris’ technology portfolio of companies that provide solutions that are mission-critical to their customers’ businesses and revenue.

•	Siris believes Web.com shares many characteristics that it actively looks for in its investments:

o	Strong brand equity and competitive positioning;

o	Product and service offerings that are “mission critical” to customers;

o	Embedded relationships with a diverse customer base;

o	Attractive market and growth dynamics;

o	Strong technology platform and service delivery capabilities;

o	Opportunities for organic and acquisition-driven growth;

o	Experienced leadership teams.

•	Siris sees great talent and potential within the organization and is excited to partner with Web.com to support and accelerate the company’s strategic and operational priorities.

8.	Did Web.com’s board of directors approve the transaction?

•	Yes. The transaction and merger agreement were unanimously approved by the members of Web.com’s board of directors.

9.	Is Siris contemplating merging Web.com with one of its other portfolio companies?

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We understand that Siris does not intend to combine Web.com with any other Siris portfolio companies. However, Siris does believe each of its portfolio companies benefit by collaborating with one another on best practices.

10.	Will the name of the company change?

•	We understand that Web.com will retain its name upon completion of the transaction.

11.	What will be the composition of Web.com’s executive team and board of directors? Will any key executives be leaving the company?

•	We understand that there are no immediate planned changes with respect to the executive team at this time.

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We believe that Siris recognizes the incredible contributions the Web.com leadership and management team has made to building the company into what it is today. As such, we understand Siris welcomes management’s participation and contributions to the business going forward.

•	Consistent with similar “take-private” transactions led by financial sponsors, the board of directors will be reconstituted when the transaction closes.

•	Any other key personnel decisions will be identified and communicated to the organization as soon as practical.

12.	How will this transaction impact Web.com’s product and service offerings?

•	There are no immediate contemplated changes to Web.com’s product and service offerings.

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Enhancements or refinements to Web.com’s product and service offerings may be contemplated in the future in the ordinary course of business and / or as a result of Siris’ strategic guidance. Any decisions with respect to the company’s go-forward product and service offerings will be identified and communicated to the organization as soon as practical.

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As the new owner, we believe that Siris has significant expertise in investing in technology businesses and is committed to helping Web.com develop long-term, sustainable competitive advantages. With their investment and guidance, we can further refine and accelerate our strategy and deliver even more value to our customers.

13.	Will Web.com look to acquire other companies?

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We understand Siris would like Web.com to continue to evaluate accretive acquisition opportunities that can leverage the company’s existing infrastructure, augment and complement its existing portfolio of products and services and are consistent with its go-forward strategy.

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As an experienced financial investor with deep transaction experience, industry relationships, and technical experience in Web.com’s markets, we believe Siris is well-positioned to assist the company in identifying, validating, and executing on such M&A opportunities.

14.	Why is this transaction a good thing for customers? How will customers benefit from this transaction?

•	We believe that Siris shares in the company’s appreciation for innovation, investment in product development and enhancement, and customer success and enablement.

•	Furthermore, Siris understands that continued investment and customer partnership are instrumental to delivering world-class solutions.

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Siris has a vested interest in Web.com’s ongoing success, which is founded on the strength and longevity of its customer relationships and its ability to continue to serve its customers evolving needs.

•	We believe private ownership will allow us to devote 100% of our time and attention to delivering valuable and innovative products and outstanding service to customers.

•	We expect the partnership with Siris, a supportive financial sponsor with deep industry and financial resources, will improve the company’s ability to deliver value to its customers.

15.	Will there be any disruption in service because of the transaction?

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No. Your business and interactions with Web.com will remain “business as usual.” We do not expect any disruption in service as a result of the transaction. Customers should expect the same high level of service to which they have grown accustomed.

•	Specifically, there are no anticipated changes to licensing policies, warranty / technical support levels, contract structures, or end of sale dates.

16.	Is there any planned reorganization or restructuring of the company that may influence development resources or impact technical support?

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It is too early to comment on any reorganization or restructuring activities that may occur after the transaction closes. However, you should be rest assured that any operational or organizational initiatives associated with the go-forward strategy will be executed with careful planning so as not to disrupt customer relationships, in-process or planned product deployments, or service/support for products.

•	Meeting the needs of our customers and vendor partners remains our number one priority.

17.	Will my usual point of contact remain the same?

•	Yes. Account managers and points of contact will remain the same. We are committed to sharing relevant updates with you as the transaction moves towards closing.

18.	What can I expect between signing and closing?

•	Your business and interactions with Web.com will remain “business as usual.” We do not expect any disruption in service as a result of the transaction.

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During this period, we will keep communication lines open with all our customers and will do our best to ensure no customers are directly impacted and that all relationships and active projects continue as customers expect.

19.	Who can customers contact if they have any additional questions not addressed in this FAQ?

•	In the first instance, customers can contact their account manager. Alternatively, inquiries can be sent to:

Corporate Communications
(904) 680-6633
CorporateCommunications@web.com

•	Direct responses will be provided to customers as quickly as possible.

CAUTIONARY STATEMENT RELATING TO FORWARD LOOKING STATEMENTS

This communication contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of Web.com. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Web.com’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Web.com, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parker Private Holdings II, LLC and Parker Merger Sub, Inc. to obtain the necessary financing pursuant to the arrangements set forth in the debt commitment letters delivered pursuant to the merger agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (v) the effect of the announcement or pendency of the transaction on Web.com’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts current plans and operations of Web.com and potential difficulties in Web.com employee retention as a result of the transaction, (vii) risks related to diverting management’s attention from Web.com’s ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against Web.com or Parker Private Holdings II, LLC or Parker Merger Sub, Inc. related to the merger agreement or the transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Web.com described in the “Risk Factors” section of Web.com’s Annual Report on Form 10-K for the year ended December 31, 2017, and in Web.com’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on February 23, 2018, and May 4, 2018, respectively, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov and https://ir.web.com/financial-information/sec-filings Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Web.com assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Web.com does not give any assurance that it will achieve its expectations.

IMPORTANT INFORMATION AND WHERE YOU CAN FIND IT

In connection with the proposed transaction, Web.com intends to file with the SEC a proxy statement (the “proxy statement”) and mail the proxy statement to its stockholders. INVESTORS AND SECURITY HOLDERS OF WEB.COM ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WEB.COM, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that Web.com files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Web.com will be available free of charge on Web.com’s investor relations website at https://ir.web.com/financial-information/sec-filings or by contacting Web.com’s Investor Relations Department at Ira.Berger@web.com.

PARTICIPANTS IN THE SOLICITATION

Web.com and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Web.com in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding Web.com’s directors and executive officers is also included in Web.com’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2018. These documents are available free of charge as described above.

NO OFFER OR SOLICITATION

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

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